UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 23, 2005

                              XYBERNAUT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)


                   0-15086                             54-1799851
          (Commission File Number)                   (I.R.S. Employer
                                                   Identification Number)


                                 (703) 631-6925
              (Registrant's Telephone Number, Including Area Code)


     12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA                 22033
      (Address of Principal Executive Offices)                (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 23, 2005, William Tuttle resigned as the Company's interim Chairman and Chief Executive Officer.

On April 23, 2005, Mr. Tuttle, and Harry E. Soyster and Marc Ginsberg, outside directors of the Company, were appointed as co-chairmen of a newly created Office of Chairman of the Board. Such individuals will act as directors rather than officers of the Company, but will provide counsel and be a resource to senior management of the Company.

Retired General William Tuttle, age 69, has been a director of the Company since June 2004 and was subsequently appointed as a member of the nominating committee of the Company. General Tuttle served as interim Chairman of the Board and Chief Executive Officer of the Company from April 19 through April 23, 2005. General Tuttle has been an independent consultant since 2002. From 1993 to 2002 he served as President and Chief Executive Officer of Logistics Management Institute. From 1989 to 1992, General Tuttle served as Commanding General of the U.S. Army Materiel Command (AMC). In such capacity General Tuttle was in charge of all logistical support and the entire "industrial base" for the U.S. Army. As the Army's senior logistician, General Tuttle led more than 100,000 soldiers and civilians of the AMC during a period that encompassed Operation Just Cause in Panama and Operations Desert Shield and Desert Storm. During his distinguished military career, General Tuttle also commanded the U.S. Army Logistics Center (now the Combined Arms Support Command), the U.S. Army Operational Test and Evaluation Agency, the Eastern Area of the Military Traffic Management Command, and both the Support Command and Supply and Transport Battalion of the 3d Armored Division in Germany. He served in the Pentagon as the Army's Director of Force Management and at Supreme Headquarters Allied Powers Europe as Chief of Policy and Programs Branch and representative to NATO's Defense Review Committee. General Tuttle is currently a Trustee, and previously served as President and Chief Executive Officer, of the nonprofit Logistics Management Institute. General Tuttle is a graduate of the United States Military Academy and earned a masters degree in business administration at the Harvard University Graduate School of Business Administration. He holds an Executive Fellowship for 2004 with the Institute for Defense and Business of the University of North Carolina and was recently appointed to a visiting professorship in logistics at the University of Alaska. He is a member of the Board of Visitors of the Defense Acquisition University, and a member of the Association of the U.S. Army, the National Defense Industrial Association, National Defense Transportation Association, SHAPE Officer Association, and the Navy League.

Lt. Gen. Harry E. Soyster (Ret.), age 70, has been a director of the Company since January 1995. From March 2004 to the present, Lieutenant General Soyster (Ret.) has served as Special Assistant to the Secretary of the Army for the World War II 60th Anniversary Commemorations. From 1991 to 2003 he was employed by MPRI, including as Director of Washington Operations and Vice President of International Operations. From 1988 until his retirement in 1991, Lieutenant General Soyster (Ret.) was the Director of the United States Defense Intelligence Agency. Prior to that time, he was Commander of the United States Army Intelligence and Security Command and a Deputy Assistant Chief of Staff for Intelligence, Department of the Army. He also is a director of Aura Systems, Inc. Lieutenant General Soyster (Ret.) is a graduate of the United States Military Academy at West Point (B.S. 1957), Penn State University (M.S. 1963), the University of Southern California (M.S. 1973) and the National War College
(1977).

Marc Ginsberg, age 54, has been a director of the Company since March 2003. Mr. Ginsberg currently serves as CEO and Managing Director of Northstar Equity Group in Washington, D.C., a global financial advisory and capital sourcing company, and is President of Layalina Productions, an Arab language television production company. Mr. Ginsberg was the U.S. Ambassador to Morocco, served as President Clinton's Deputy Press Secretary for Foreign Affairs, was the Special Assistant to the Secretary of State for White House Relations for the Carter Administration, was Deputy Senior Advisor to the President for Middle East Policy and was a Middle East foreign policy advisor to Senator Edward Kennedy. Mr. Ginsberg has also served as Senior Partner and Chief Financial Officer at Galland, Kharasch, Morse and Garfinkle and practiced international corporate law in the U.S. and in the Middle East. Mr. Ginsberg speaks fluent French, Arabic and Hebrew and holds a Bachelor of Arts degree from the American University (cum laude), a Masters of Business Administration (candidate) degree from Georgetown University and a Juris Doctorate from Georgetown University Law Center.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

On April 23, 2005, the Board of Directors of the Company amended the Company's Bylaws, effective on such date, as follows:

1) Article II, Section II.3 of the Company's Bylaws was amended to provide that the Secretary, or any officer or Director of the Company, shall give notice to the Board of Directors of Special Meetings of the Board of Directors. Such notice may be given by e-mail, facsimile and telephone, in addition to the other communication methods that were previously specified in the Company's Bylaws.

2) Article VI, Section VI.3(a) of the Company's Bylaws was amended to provide that any notice required by law, the Certificate of Incorporation of the Company, or the Bylaws of the Company, to be given to any stockholder, director, or officer of the Company, may be given by e-mail, facsimile and telephone, in addition to the other communication methods that were previously specified in the Company's Bylaws.

3) Article III, Section III.1 of the Company's Bylaws was amended to provide that the executive officers of the Company may include one or more Chairman of the Board.

4) Article III, Section III.2 of the Company's Bylaws was amended to provide that if there shall be Co-Chairmen, each shall be entitled to preside at all meetings of the stockholders and the Board of Directors and each shall be entitled, severally, to exercise the full powers of the Office of the Chairman of the Board, which shall be equivalent to the power of the President and Chief Executive Officer of the Company, except where by law the signature of the President is required. Prior to such amendment, the President would preside at all meetings of the stockholders and the Board of Directors and no provision was made for Co-Chairmen to exercise, severally, the full powers of the Office of the Chairman of the Board.

5) Article VII, Section VI.5(a) of the Company's Bylaws was amended to provide that in the event that an Executive Committee or Executive Committee subcommittee of the Board of Directors has been given full power and authority to act on behalf of the Board of Directors, then a majority of the members of such Executive Committee or Executive Committee subcommittee shall have power and authority equivalent to the stockholders and the Board of Directors to adopt, amend or repeal the Bylaws (except as otherwise provided by law or in the Certificate of Incorporation or Bylaws of the Company). Prior to such amendment, only the Board of Directors and the holders of shares entitled at the time to vote for the election of directors had such powers.

ITEM 8.01         OTHER EVENTS

On April 25, 2005 the Company issued a press release relating to, among other things, certain of the information contained in Item 5.02 of this Form 8-K, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

          3(ii).1  Text of amendments to the Company's Bylaws
          99.1     Press Release of the Company, dated April 25, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 28, 2005.


                                                 XYBERNAUT CORPORATION



                                                 By:  /s/ Bruce C. Hayden
                                                      --------------------------
                                                      Bruce C. Hayden
                                                      Senior Vice President and
                                                      Chief Financial Officer

Date: April 28, 2005